Exhibit 99.3

FREQUENTLY ASKED QUESTIONS

OSIRIS EMPLOYEES

•                  When can we expect this acquisition to close?

We hope to close in Q2.

•                  Will there be any job reductions as part of this acquisition?

This is a common concern with any acquisition. The immediate focus is to limit disruption for either Osiris or Smith & Nephew. Following that, the plan is a measured integration of Osiris into the Smith & Nephew Advanced Wound Management (AWM) organization.

•                  What’s the plan for the Maryland site?

Upon closing, Smith & Nephew looks forward to learning more about the Maryland site and reviewing potential synergies with Smith & Nephew’s global manufacturing approach and capabilities.

•                  When can I get information on Smith & Nephew’s benefits?

Information cannot be shared until the close of the acquisition, which we hope to be in Q2.

•                  Who can I contact with questions prior to close?

Until closing, it is vital that all communication between companies is done through our integration team in order to avoid any anti-trust issues and to make sure information shared in consistent and accurate.

•                  What happens to 2018 Performance Reviews?

These reviews are proceeding as scheduled. In addition, merit, bonus, and long-term incentive awards will be allocated based on performance and awarded on schedule.

OSIRIS SALES AND CUSTOMER SERVICE

•                  Can we expect any reductions for the Osiris sales team?
This is a common concern with any acquisition. The immediate focus is to limit disruption for either Osiris or Smith & Nephew. Following that, the plan is a measured integration of Osiris into the Smith & Nephew Advanced Wound Management (AWM) organization.  As stated in the press releases by both parties, Osiris’ employees are expected to join Smith & Nephew upon completion of the transaction.

•                  When visiting customers, who do I refer Smith & Nephew product inquiries to?

Please direct customers to contact Smith & Nephew’s Wound customer services at 800-876-1261.

•                  What is Smith & Nephew’s bonus/compensation program like?

At this time, Osiris and Smith & Nephew are two separate companies. Upon closing, more information will be shared relative to such topics.

•                  When will additional information be communicated?

Until closing, it is vital that all communications between companies is done through our integration team.  As soon as additional information can be communicated, we will do so.

•                  Are there any plans for Smith & Nephew to visit our site post acquisition? If so, when?

As soon as additional information is available, we will communicate accordingly.

VENDORS

•                  Does Smith & Nephew have a preferred vendor program?

Yes, Smith & Nephew has a preferred vendor program.

•                  Can I (vendor) begin that process now?

Until close, Osiris and Smith & Nephew remain two separate companies. Therefore, it is not appropriate to begin that process until close.

IMPORTANT INFORMATION

The tender offer for the shares of outstanding common stock of Osiris has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Osiris. The solicitation and offer to buy common stock of Osiris will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Smith & Nephew Consolidated, Inc. and Papyrus Acquisition Corp. will file a tender offer statement on Schedule TO with the United States Securities and Exchange Commission (the “SEC”) and thereafter Osiris will file a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE TENDER OFFER OR WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER) AND THE PARTIES THERETO. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Osiris files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Osiris at www.osiris.com or by directing a request to Osiris at OsirisPR@Osiris.com.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties, including statements regarding the completion of the transaction with Smith & Nephew. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions intended to identify statements about the future. These statements speak only as of the date of this communication and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Meaningful factors which could cause actual results to differ from these forward-looking statements include, without limitation: (i) uncertainties as to the timing of the tender offer and the subsequent merger; (ii) the risk that the tender offer or the subsequent merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Osiris’ stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Osiris will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement dated March 12, 2019 (the “Merger Agreement”), among Smith & Nephew Consolidated, Inc., Papyrus Acquisition Corp., Osiris and Smith & Nephew plc, including in circumstances which would require Osiris to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Osiris’ ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Osiris’ ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Osiris’ Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 28, 2018, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Osiris with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect Osiris’ results. As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.